CONSOLIDATED STATEMENTS OF INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
REVENUES
Revenues from mining operations (Note 19)	$ 3,823,878	$ 3,138,113
COSTS AND EXPENSES
Production(i)	1,756,688	1,424,152
Exploration and corporate development	152,514	113,492
Amortization of property, plant and mine development (Note 9)	738,129	631,101
General and administrative	142,003	116,288
Finance costs (Note 14)	92,042	95,134
Loss (gain) on derivative financial instruments (Note 21)	11,103	(107,873)
Environmental remediation (Note 12)	576	27,540
Foreign currency translation loss	5,672	22,480
Other expenses (Note 22)	21,742	48,234
Income before income and mining taxes	903,409	767,565
Income and mining taxes expense (Note 25)	360,400	255,958
Net income for the year	$ 543,009	$ 511,607
Net income per share - basic (Note 16)	$ 2.23	$ 2.12
Net income per share - diluted (Note 16)	2.22	2.10
Cash dividends declared per common share	$ 1.40	$ 0.95